UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 19, 2008

FIRSTPLUS FINANCIAL GROUP, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	001-13753	75-2561085
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)
122 W. John Carpenter Freeway, Suite 450
Irving, Texas 75039
(Address of Principal Executive Offices)
Registrant’s Telephone Number, Including Area Code: (972) 717-7969
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Letter

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment Principal Officers.
On February 20, 2008, FirstPlus Financial Group, Inc. (the “Company”) received a letter from Roger S. Meek notifying the Company of his resignation, as of February 19, 2008, as a member of the Board of Directors of the Company. A copy of Mr. Meek’s letter to the Company is attached as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.
99.1      Letter Received February 20, 2008.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTPLUS FINANCIAL GROUP, INC.
Date: May 14, 2008	By:	/s/ John Maxwell
		Name:	John Maxwell
		Title:	Chairman & CEO